                                                               EXECUTION VERSION

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

      Assignment, Assumption and Recognition Agreement, dated February 27, 2006, among Bank of America, National Association, a national banking association
("Assignor"), Banc of America Funding Corporation, a Delaware corporation
("BAFC"), U.S. Bank National Association, a national banking association, as trustee of the Banc of America Funding 2006-2 Trust ("Assignee"), Wells Fargo
Bank, N.A., a national banking association ("Wells Fargo Bank"), as master servicer of the Banc of America Funding 2006-2 Trust, and SunTrust Mortgage,
Inc., a Virginia corporation ("SunTrust").

      WHEREAS, pursuant to (i) that certain Flow Sale and Servicing Agreement, dated as of February 1, 2004, by and between Assignor (as successor in interest to Banc of America Mortgage Capital Corporation), as purchaser, and SunTrust, as seller, (ii) that certain Amendment No. 1, dated as of June 1, 2004, by and between the Assignor and SunTrust, (iii) that certain Master Assignment,
Assumption and Recognition Agreement, dated September 1, 2004, by and among Banc of America Mortgage Capital Corporation, SunTrust, the Assignor and Wachovia
Bank, National Association, (iv) that certain Amendment No. 2, dated as of
November 1, 2004, by and between the Assignor and SunTrust, (v) that certain
Regulation AB Compliance Addendum to the Flow Sale and Servicing Agreement,
dated as of January 1, 2006, by and between the Assignor and SunTrust and (vi)
that certain Memorandum of Sale, dated as of November 22, 2005, by and between the Assignor and SunTrust, (vii) that certain Memorandum of Sale, dated as of
January 20, 2006, by and between the Assignor and SunTrust, and (viii) that certain Memorandum of Sale, dated as of February 3, 2006, by and between the
Assignor and SunTrust, (collectively, the "Sale and Servicing Agreement"), each of which is attached in Appendix I hereto, the Assignor purchased the Mortgage
Loans (as defined herein) from SunTrust and SunTrust currently services the
Mortgage Loans;

      WHEREAS, on the date hereof, the Assignor is transferring all of its right, title and interest in and to the Mortgage Loans to BAFC;

      WHEREAS, on the date hereof, BAFC is transferring all of its right, title and interest in and to the Mortgage Loans to the Assignee; and

      WHEREAS, on the date hereof, Wells Fargo Bank, as master servicer (in such capacity, the "Master Servicer"), is entering into a Pooling and Servicing
Agreement, dated the date hereof (the "Pooling Agreement), among BAFC, the
Master Servicer, Wells Fargo Bank, as securities administrator (the "Securities
Administrator"), and the Assignee, pursuant to which the Master Servicer will supervise, monitor and oversee the servicing of the Mortgage Loans.

      For and in consideration of the sum of one dollar ($1.00) and other valuable consideration the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

      1.    The Assignor hereby grants, transfers and assigns to BAFC, and BAFC hereby grants, transfers and assigns to the Assignee, all of the right, title and interest of the Assignor in, to and under the Sale and Servicing Agreement, and the mortgage loans delivered under such agreement by SunTrust to the
Assignor (who delivered such mortgage loans to the Assignor) and listed on
Exhibit A attached hereto (the "Mortgage Loans").

      The Assignor specifically reserves and does not assign to BAFC or the
Assignee any right, title and interest in, to or under any mortgage loan subject to the Sale and Servicing Agreement other than the Mortgage Loans.

      2.    The Assignor warrants and represents to, and covenants with, BAFC and the Assignee that:

      a.    The Assignor is the lawful owner of the Mortgage Loans with the full right to transfer the Mortgage Loans free from any and all claims and encumbrances whatsoever;

      b.    The Assignor has not received notice of, and has no knowledge of, any offsets, counterclaims or other defenses available to SunTrust with respect to the Sale and Servicing Agreement or the Mortgage
            Loans;

      c.    The Assignor has not waived or agreed to any waiver under, or agreed to any amendment or other modification of, the Sale and Servicing
            Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale and Servicing
            Agreement. The Assignor has no knowledge of, and has not received notice of, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, the Sale and
            Servicing Agreement or the Mortgage Loans; and

      d.    Neither the Assignor nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of the Mortgage
            Loans, any interest in the Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Mortgage Loans, any interest in the Mortgage Loans or any other similar security from, or otherwise approached or negotiated with respect to the Mortgage Loans, any interest in the Mortgage Loans or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action which would constitute a distribution of the Mortgage Loans under the Securities Act of 1933, as amended (the "Securities Act"), or which would render the disposition of the Mortgage Loans a violation of Section 5 of the Securities Act or require registration pursuant thereto.

                                        2

      3.    From and after the date hereof, SunTrust shall (i) note the transfer of the Mortgage Loans to the Assignee in its books and records, (ii) recognize the Assignee as the owner of the Mortgage Loans and (iii) notwithstanding anything to the contrary contained in Section 9.01 of the Sale and Servicing
Agreement, continue to service the Mortgage Loans pursuant to the Sale and
Servicing Agreement, as modified by Section 11 of this Agreement, for the benefit of the Assignee.

      4.    SunTrust acknowledges that the Master Servicer, pursuant to the
Pooling Agreement, will administer on behalf of the Assignee the terms and conditions of the Sale and Servicing Agreement with respect to the Mortgage
Loans. The Master Servicer shall be authorized to enforce directly against
SunTrust any of the obligations of SunTrust to the Assignor or its assignees provided for in the Sale and Servicing Agreement relating to the Mortgage Loans including, without limitation, the right to exercise any and all rights of the
Assignor (but not the obligations) under the Sale and Servicing Agreement to monitor and enforce the obligations of SunTrust thereunder, the right to terminate SunTrust under the Sale and Servicing Agreement upon the occurrence of an event of default thereunder, the right to receive all remittances required to be made by SunTrust under the Sale and Servicing Agreement, the right to receive all monthly reports and other data required to be delivered by SunTrust under the Sale and Servicing Agreement, the right to examine the books and records of
SunTrust, indemnification rights, and the right to exercise certain rights of consent and approval relating to actions taken by SunTrust. All remittances by
SunTrust shall be made to the account or accounts designated by the Master
Servicer to SunTrust in writing from time to time. Wire remittances shall be sent to: WELLS FARGO BANK, N.A., ABA# 121000248, FOR CREDIT TO: SAS CLEARING,
ACCT: 3970771416, FFC TO: BAFC 2006-2 # 50895800.

      5.    The Assignee shall notify SunTrust in writing within 5 business days thereafter, but in no event later than the next Remittance Date, of the appointment of any successor to Wells Fargo as Master Servicer under the Pooling
Agreement.

      6.    SunTrust hereby restates as of the date hereof, for the benefit of each of the other parties hereto, each of the representations and warranties in
Sections 3.01 and 3.02 of the Sale and Servicing Agreement with the same effect under such Sale and Servicing Agreement as if such representations and warranties had been made as of the date hereof, provided, however, that with respect to those representations and warranties that relate to the delinquency or condition of any Mortgaged Property (as defined in the Sale and Servicing
Agreement), SunTrust restates such representations and warranties as of the
Closing Date (as defined in the Sale and Servicing Agreement). SunTrust hereby represents and warrants to each of the other parties hereto (i) that it has serviced the Mortgage Loans in accordance with the terms of the Sale and
Servicing Agreement, (ii) that it has taken no action nor omitted to take any required action the omission of which would have the effect of impairing any mortgage insurance or guarantee on the Mortgage Loans and (iii) that any information provided by it on or before the date hereof to any of the parties hereto is true and correct.

                                        3

      7.    SunTrust hereby agrees to cooperate with BAFC, the Master Servicer and the Securities Administrator to enable BAFC, the Master Servicer and the
Securities Administrator to fully comply with all Securities and Exchange
Commission ("SEC") disclosure and reporting requirements in effect from time to time with respect to the trust created by the Pooling Agreement (which shall be named "Banc of America Funding 2006-2 Trust") (the "Trust") and any securities representing ownership interests in or backed by assets of the Trust, including without limitation, the SEC's published rules regarding asset-backed securities
(Release Nos. 33-8518); 34-50905; File No. S7-21-0433-8419).

      8.    SunTrust hereby agrees that, in connection with each Mortgage Loan of which the related Mortgage has been recorded in the name of MERS or its designee, it shall take all actions as are necessary to cause the Assignee, as trustee of the Trust pursuant to the Pooling Agreement, to be shown as the owner of such Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

      9.    In accordance with Sections 2.01 and 9.01 of the Sale and Servicing
Agreement, the Assignor hereby instructs SunTrust, and SunTrust hereby agrees, to release from its custody and deliver the contents of the Servicing File (as defined in the Sale and Servicing Agreement) for each Mortgage Loan to the
Assignee, in its capacity as custodian under the Pooling Agreement, at the address set forth in Section 12 herein on or before the closing date of the related Pass-Through Transfer (as defined in the Sale and Servicing Agreement).

      10.   SunTrust hereby agrees that it will make Monthly Advances as contemplated by Section 5.03 of the Sale and Servicing Agreement through the
Remittance Date prior to the date on which cash is received in connection with the liquidation of REO Property, subject to the final proviso of the third sentence of Section 5.03.

      11.   SunTrust, BAFC and the Assignee hereby agree to the following modifications to the Sale and Servicing Agreement with respect to the Mortgage
Loans:

      a.    Article 1.

            (i) The definition of "Qualified Substitute Mortgage Loan" is hereby deleted in its entirety and replaced with the following:

            "A mortgage loan eligible to be substituted by the Company for a
            Deleted Mortgage Loan which must, on the date of such substitution,
            (i) have an outstanding principal balance, after deduction of all scheduled payments due in the month of substitution (or in the case of a substitution of more than one mortgage loan for a Deleted
            Mortgage Loan, an aggregate principal balance), not in excess of the
            Stated Principal Balance of the Deleted Mortgage Loan; (ii) have a
            Mortgage Loan Remittance Rate not less than, and not more than 2%
            greater than the Mortgage Loan

                                       4

            Remittance Rate of the Deleted Mortgage Loan; (iii) have a remaining term to maturity not greater than and not more than one year less than that of the Deleted Mortgage Loan; (iv) comply with each representation and warranty set forth in Sections 3.01 and 3.02; (v)
            be of the same type as the Deleted Mortgage Loan; (vi) have the same
            Mortgage Interest Rate as the Deleted Mortgage Loan; (vii) have a
            FICO score not less than that of the Deleted Mortgage Loan, (vii)
            have an LTV not greater than that of the Deleted Mortgage Loan; (ix)
            have a credit grade not lower in quality than that of the Deleted
            Mortgage Loan and (x) have the same lien status as the Deleted
            Mortgage Loan."

            (ii) The definition of "Remittance Date" is hereby deleted in its entirety and replaced with the following:

            "The eighteenth (18th) day (or if such day is not a Business Day, the immediately preceding Business Day) of any month, beginning with the First Remittance Date."

      b.    Section 3.02. Section 3.02 is hereby modified by inserting the following as subsection (iii):

            "No Mortgage Loan (other than a Mortgage Loan that is a New Jersey covered purchase loan originated on or after November 27, 2003 through July 6, 2004) is a High Cost Loan or Covered Loan, as
            applicable (as such terms are defined in S&P's LEVELS(R) Glossary which is now Version 5.6(b), Appendix E) and no Mortgage Loan
            originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act."

      c.    Section 4.04. Section 4.04 is hereby modified by adding the following sentence after the penultimate sentence:

            "The amount of any losses incurred on funds deposited in the
            Custodial Account shall be deposited by the Company into the
            Custodial Account on the Business Day prior to the Remittance Date."

      d.    Section 4.17. Section 4.17 is hereby modified by replacing the phrase "on or before the Remittance Date" in the second line with
            "on or before the 5th Business Day".

      e.    Section 5.02. The third paragraph of Section 5.02 is hereby modified to read as follows: Not later than the fifth (5th) Business Day of each month, the Company shall furnish to the Purchaser a delinquency report in the form set forth in Exhibit F-1, a monthly remittance advice in the form set forth in Exhibit F-2, and a realized loss report in the form set forth in Exhibit F-3, each in a mutually agreeable electronic format, as to the remittance on such Remittance
            Date and as to the period ending on the last day of the month preceding such Remittance Date.

                                       5

            The exhibits referenced in this Section 11(e) are attached to this
            Agreement as Exhibit B hereto.

      12.   The Assignee's address for purposes of all notices and
correspondence related to the Mortgage Loans and the Sale and Servicing
Agreement is:

            U.S. Bank National Association
            209 S. LaSalle Street, Suite 300
            Chicago, Illinois 60604
            Attention: Structured Finance Trust Services, BAFC 2006-2

      The Assignor's address for purposes of all notices and correspondence related to the Mortgage Loans and the Sale and Servicing Agreement is:

            Bank of America, National Association
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention: Managing Director

      BAFC's address for purposes of all notices and correspondence related to the Mortgage Loans is:

            Banc of America Funding Corporation
            214 North Tryon Street
            Charlotte, North Carolina 28255
            Attention:  General Counsel and Chief Financial Officer

                               [Signatures Follow]

                                        6

      IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

                                          Bank of America, National Association,
                                          as Assignor

                                          By: /s/ Bruce W. Good
                                              ----------------------------------
                                          Name: Bruce W. Good
                                          Title: Vice President

                                          U.S. Bank National Association,
                                          as Assignee

                                          By: /s/ Melissa A. Rosal
                                              ----------------------------------
                                          Name: Melissa A. Rosal
                                          Title: Vice President

                                          Banc of America Funding Corporation

                                          By: /s/ Scott Evans
                                              ----------------------------------
                                          Name: Scott Evans
                                          Title: Senior Vice President

                                          SunTrust Mortgage, Inc., as servicer

                                          By: /s/ Annette Holman-Foreman
                                              ----------------------------------
                                          Name: Annette Holman-Foreman
                                          Title: Vice President

Acknowledged and Agreed as
of the date first above written:

Wells Fargo Bank, N.A., as master servicer

By: /s/ Peter A. Gobell
    --------------------------------------
Name: Peter A. Gobell
Title: Vice President

         [ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT BAFC 2006-2]

                                [DO NOT EXECUTE]

                                    EXHIBIT A

                           Schedule of Mortgage Loans

                                       A-1

                                    EXHIBIT B

EXHIBIT G-1 STANDARD FILE LAYOUT - DELINQUENCY REPORTING

-------------------------------------------------------------------------------------------------------------
COLUMN/HEADER NAME                             DESCRIPTION                       DECIMAL     FORMAT COMMENT
-------------------------------------------------------------------------------------------------------------

SERVICER_LOAN_NBR               A unique number assigned to a loan by the
                                Servicer. This may be different than the
                                LOAN_NBR
-------------------------------------------------------------------------------------------------------------
LOAN_NBR                        A unique identifier assigned to each loan
                                by the originator.
-------------------------------------------------------------------------------------------------------------
CLIENT_NBR                      Servicer Client Number
-------------------------------------------------------------------------------------------------------------
SERV_INVESTOR_NBR               Contains a unique number as assigned by
                                an external servicer to identify a group
                                of loans in their system.
-------------------------------------------------------------------------------------------------------------
BORROWER_FIRST_NAME             First Name of the Borrower.
-------------------------------------------------------------------------------------------------------------
BORROWER_LAST_NAME              Last name of the borrower.
-------------------------------------------------------------------------------------------------------------
PROP_ADDRESS                    Street Name and Number of Property
-------------------------------------------------------------------------------------------------------------
PROP_STATE                      The state where the  property located.
-------------------------------------------------------------------------------------------------------------
PROP_ZIP                        Zip code where the property is located.
-------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE          The date that the borrower's next payment                    MM/DD/YYYY
                                is due to the servicer at the end of
                                processing cycle, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------
LOAN_TYPE                       Loan Type (i.e. FHA, VA, Conv)
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_FILED_DATE           The date a particular bankruptcy claim was                   MM/DD/YYYY
                                filed.
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CHAPTER_CODE         The chapter under which the bankruptcy
                                was filed.
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_CASE_NBR             The case number assigned by the court to
                                the bankruptcy filing.
-------------------------------------------------------------------------------------------------------------
POST_PETITION_DUE_DATE          The payment due date once the bankruptcy                     MM/DD/YYYY
                                has been approved by the courts
-------------------------------------------------------------------------------------------------------------
BANKRUPTCY_DCHRG_DISM_DATE      The Date The Loan Is Removed From                            MM/DD/YYYY
                                Bankruptcy. Either by Dismissal, Discharged
                                and/or a Motion For Relief Was Granted.
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_APPR_DATE              The Date The Loss Mitigation Was Approved                    MM/DD/YYYY
                                By The Servicer
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_TYPE                   The Type Of Loss Mitigation Approved For A
                                Loan Such As;
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_EST_COMP_DATE          The Date The Loss Mitigation /Plan Is                        MM/DD/YYYY
                                Scheduled To End/Close
-------------------------------------------------------------------------------------------------------------
LOSS_MIT_ACT_COMP_DATE          The Date The Loss Mitigation Is Actually                     MM/DD/YYYY
                                Completed
-------------------------------------------------------------------------------------------------------------
FRCLSR_APPROVED_DATE            The date DA Admin sends a letter to the                      MM/DD/YYYY
                                servicer with instructions to begin
                                foreclosure proceedings.
-------------------------------------------------------------------------------------------------------------
ATTORNEY_REFERRAL_DATE          Date File Was Referred To Attorney to                        MM/DD/YYYY
                                Pursue Foreclosure
-------------------------------------------------------------------------------------------------------------
FIRST_LEGAL_DATE                Notice of 1st legal filed by an Attorney in                  MM/DD/YYYY
                                a Foreclosure Action
-------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_EXPECTED_DATE       The date by which a foreclosure sale is                      MM/DD/YYYY
                                expected to occur.
-------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_DATE                The actual date of the foreclosure sale.                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FRCLSR_SALE_AMT                 The amount a property sold for at the               2        No commas(,) or
                                foreclosure sale.                                            dollar signs ($)
-------------------------------------------------------------------------------------------------------------
EVICTION_START_DATE             The date the servicer initiates eviction of                  MM/DD/YYYY
                                the borrower.
-------------------------------------------------------------------------------------------------------------
EVICTION_COMPLETED_DATE         The date the court revokes legal                             MM/DD/YYYY
                                possession of the property from the
                                borrower.
-------------------------------------------------------------------------------------------------------------
LIST_PRICE                      The price at which an REO property is               2        No commas(,) or
                                marketed.                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------
LIST_DATE                       The date an REO property is listed at a                      MM/DD/YYYY
                                particular price.
-------------------------------------------------------------------------------------------------------------

                                       B-1

-------------------------------------------------------------------------------------------------------------
OFFER_AMT                       The dollar value of an offer for an REO             2        No commas(,) or
                                property.                                                    dollar signs ($)
-------------------------------------------------------------------------------------------------------------
OFFER_DATE_TIME                 The date an offer is received by DA Admin                    MM/DD/YYYY
                                or by the Servicer.
-------------------------------------------------------------------------------------------------------------
REO_CLOSING_DATE                The date the REO sale of the property is                     MM/DD/YYYY
                                scheduled to close.
-------------------------------------------------------------------------------------------------------------
REO_ACTUAL_CLOSING_DATE         Actual Date Of REO Sale                                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
OCCUPANT_CODE                   Classification of how the property is
                                occupied.
-------------------------------------------------------------------------------------------------------------
PROP_CONDITION_CODE             A code that indicates the condition of
                                the property.
-------------------------------------------------------------------------------------------------------------
PROP_INSPECTION_DATE            The date a  property inspection is                           MM/DD/YYYY
                                performed.
-------------------------------------------------------------------------------------------------------------
APPRAISAL_DATE                  The date the appraisal was done.                             MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
CURR_PROP_VAL                   The current "as is" value of the property
                                based on brokers price opinion or appraisal.        2
-------------------------------------------------------------------------------------------------------------
REPAIRED_PROP_VAL               The amount the property would be worth if           2
                                repairs are completed pursuant to a
                                broker's price opinion or appraisal.
-------------------------------------------------------------------------------------------------------------
IF APPLICABLE:
-------------------------------------------------------------------------------------------------------------
DELINQ_STATUS_CODE              FNMA Code Describing Status of Loan
-------------------------------------------------------------------------------------------------------------
DELINQ_REASON_CODE              The circumstances which caused a borrower
                                to stop paying on a loan. Code indicates
                                the reason why the loan is in default for
                                this cycle.
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_FILED_DATE             Date Mortgage Insurance Claim Was Filed                      MM/DD/YYYY
                                With Mortgage Insurance Company.
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT                    Amount of Mortgage Insurance Claim Filed                     No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_PAID_DATE              Date Mortgage Insurance Company Disbursed                    MM/DD/YYYY
                                Claim Payment
-------------------------------------------------------------------------------------------------------------
MI_CLAIM_AMT_PAID               Amount Mortgage Insurance Company Paid On           2        No commas(,) or
                                Claim                                                        dollar signs ($)
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_FILED_DATE           Date Claim Was Filed With Pool Insurance                     MM/DD/YYYY
                                Company
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT                  Amount of Claim Filed With Pool Insurance           2        No commas(,) or
                                Company                                                      dollar signs ($)
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_PAID_DATE            Date Claim Was Settled and The Check Was                     MM/DD/YYYY
                                Issued By The Pool Insurer
-------------------------------------------------------------------------------------------------------------
POOL_CLAIM_AMT_PAID             Amount Paid On Claim By Pool Insurance              2        No commas(,) or
                                Company                                                      dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_FILED_DATE     Date FHA Part A Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_AMT            Amount of FHA Part A Claim Filed                    2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_DATE      Date HUD Disbursed Part A Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_A_CLAIM_PAID_AMT       Amount HUD Paid on Part A Claim                     2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_FILED_DATE     Date FHA Part B Claim Was Filed With HUD                     MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_AMT            Amount of FHA Part B Claim Filed                    2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_DATE      Date HUD Disbursed Part B Claim Payment                      MM/DD/YYYY
-------------------------------------------------------------------------------------------------------------
FHA_PART_B_CLAIM_PAID_AMT       Amount HUD Paid on Part B Claim                     2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------
VA_CLAIM_FILED_DATE             Date VA Claim Was Filed With the Veterans                    MM/DD/YYYY
                                Admin
-------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_DATE              Date Veterans Admin. Disbursed VA Claim                      MM/DD/YYYY
                                Payment
-------------------------------------------------------------------------------------------------------------
VA_CLAIM_PAID_AMT               Amount Veterans Admin. Paid on VA Claim             2        No commas(,) or
                                                                                             dollar signs ($)
-------------------------------------------------------------------------------------------------------------

                                       B-2

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING

The LOSS MIT TYPE field should show the approved Loss Mitigation Code as follows:

      o   ASUM- Approved Assumption

      o   BAP- Borrower Assistance Program

      o   CO- Charge Off

      o   DIL- Deed-in-Lieu

      o   FFA- Formal Forbearance Agreement

      o   MOD- Loan Modification

      o   PRE- Pre-Sale

      o   SS- Short Sale

      o   MISC- Anything else approved by the PMI or Pool Insurer

NOTE: Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards. If Loss
Mitigation Types other than those above are used, the Servicer must supply Wells
Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The OCCUPANT CODE field should show the current status of the property code as follows:

      o   Mortgagor

      o   Tenant

      o   Unknown

      o   Vacant

The PROPERTY CONDITION field should show the last reported condition of the property as follows:

      o   Damaged

      o   Excellent

      o   Fair

      o   Gone

      o   Good

      o   Poor

      o   Special Hazard

      o   Unknown

                                       B-3

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT REASON CODE field should show the Reason for Delinquency as follows:

            ------------------------------------------------------------------
            DELINQUENCY CODE        DELINQUENCY DESCRIPTION
            ------------------------------------------------------------------
            001                     FNMA-Death of principal mortgagor
            002                     FNMA-Illness of principal mortgagor
            003                     FNMA-Illness of mortgagor's family member
            004                     FNMA-Death of mortgagor's family member
            005                     FNMA-Marital difficulties
            006                     FNMA-Curtailment of income
            007                     FNMA-Excessive Obligation
            008                     FNMA-Abandonment of property
            009                     FNMA-Distant employee transfer
            011                     FNMA-Property problem
            012                     FNMA-Inability to sell property
            013                     FNMA-Inability to rent property
            014                     FNMA-Military Service
            015                     FNMA-Other
            016                     FNMA-Unemployment
            017                     FNMA-Business failure
            019                     FNMA-Casualty loss
            022                     FNMA-Energy environment costs
            023                     FNMA-Servicing problems
            026                     FNMA-Payment adjustment
            027                     FNMA-Payment dispute
            029                     FNMA-Transfer of ownership pending
            030                     FNMA-Fraud
            031                     FNMA-Unable to contact borrower
            INC                     FNMA-Incarceration

                                       B-4

EXHIBIT G-1: STANDARD FILE CODES - DELINQUENCY REPORTING, CONTINUED

The FNMA DELINQUENT STATUS CODE field should show the Status of Default as follows:
            ------------------------------------------------------------------
            STATUS CODE             STATUS DESCRIPTION
            ------------------------------------------------------------------
                 09                 Forbearance
                 17                 Pre-foreclosure Sale Closing Plan Accepted
                 24                 Government Seizure
                 26                 Refinance
                 27                 Assumption
                 28                 Modification
                 29                 Charge-Off
                 30                 Third Party Sale
                 31                 Probate
                 32                 Military Indulgence
                 43                 Foreclosure Started
                 44                 Deed-in-Lieu Started
                 49                 Assignment Completed
                 61                 Second Lien Considerations
                 62                 Veteran's Affairs-No Bid
                 63                 Veteran's Affairs-Refund
                 64                 Veteran's Affairs-Buydown
                 65                 Chapter 7 Bankruptcy
                 66                 Chapter 11 Bankruptcy
                 67                 Chapter 13 Bankruptcy

                                       B-5

EXHIBIT G-2: STANDARD FILE LAYOUT - SCHEDULED/SCHEDULED

-------------------------------------------------------------------------------------------------------------------------
COLUMN NAME               DESCRIPTION                                 DECIMAL    FORMAT COMMENT                    MAX
                                                                                                                   SIZE
-------------------------------------------------------------------------------------------------------------------------

SER_INVESTOR_NBR          A value assigned by the Servicer to                    Text up to 10 digits                  20
                          define a group of loans.
-------------------------------------------------------------------------------------------------------------------------
LOAN_NBR                  A unique identifier assigned to each loan              Text up to 10 digits                  10
                          by the investor.
-------------------------------------------------------------------------------------------------------------------------
SERVICER_LOAN_NBR         A unique number assigned to a loan by the              Text up to 10 digits                  10
                          Servicer. This may be different than the
                          LOAN_NBR.
-------------------------------------------------------------------------------------------------------------------------
BORROWER_NAME             The borrower name as received in the                   Maximum length of 30 (Last,           30
                          file.  It is not separated by first and                First)
                          last name.
-------------------------------------------------------------------------------------------------------------------------
SCHED_PAY_AMT             Scheduled monthly principal and scheduled      2       No commas(,) or dollar signs          11
                          interest payment that a borrower is                    ($)
                          expected to pay, P&I constant.
-------------------------------------------------------------------------------------------------------------------------
NOTE_INT_RATE             The loan interest rate as reported by the      4       Max length of 6                        6
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
NET_INT_RATE              The loan gross interest rate less the          4       Max length of 6                        6
                          service fee rate as reported by the
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
SERV_FEE_RATE             The servicer's fee rate for a loan as          4       Max length of 6                        6
                          reported by the Servicer.
-------------------------------------------------------------------------------------------------------------------------
SERV_FEE_AMT              The servicer's fee amount for a loan as        2       No commas(,) or dollar signs          11
                          reported by the Servicer.                              ($)
-------------------------------------------------------------------------------------------------------------------------
NEW_PAY_AMT               The new loan payment amount as reported        2       No commas(,) or dollar signs          11
                          by the Servicer.                                       ($)
-------------------------------------------------------------------------------------------------------------------------
NEW_LOAN_RATE             The new loan rate as reported by the           4       Max length of 6                        6
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
ARM_INDEX_RATE            The index the Servicer is using to             4       Max length of 6                        6
                          calculate a forecasted rate.
-------------------------------------------------------------------------------------------------------------------------
ACTL_BEG_PRIN_BAL         The borrower's actual principal balance        2       No commas(,) or dollar signs          11
                          at the beginning of the processing cycle.              ($)
-------------------------------------------------------------------------------------------------------------------------
ACTL_END_PRIN_BAL         The borrower's actual principal balance        2       No commas(,) or dollar signs          11
                          at the end of the processing cycle.                    ($)
-------------------------------------------------------------------------------------------------------------------------
BORR_NEXT_PAY_DUE_DATE    The date at the end of processing cycle                MM/DD/YYYY                            10
                          that the borrower's next payment is due
                          to the Servicer, as reported by Servicer.
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_1           The first curtailment amount to be             2       No commas(,) or dollar signs          11
                          applied.                                               ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_1          The curtailment date associated with the               MM/DD/YYYY                            10
                          first curtailment amount.
-------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_1           The curtailment interest on the first          2       No commas(,) or dollar signs          11
                          curtailment amount, if applicable.                     ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_2           The second curtailment amount to be            2       No commas(,) or dollar signs          11
                          applied.                                               ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_2          The curtailment date associated with the               MM/DD/YYYY                            10
                          second curtailment amount.
-------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_ AMT_2           The curtailment interest on the second         2       No commas(,) or dollar signs          11
                          curtailment amount, if applicable.                     ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_AMT_3           The third curtailment amount to be             2       No commas(,) or dollar signs          11
                          applied.                                               ($)
-------------------------------------------------------------------------------------------------------------------------
SERV_CURT_DATE_3          The curtailment date associated with the               MM/DD/YYYY                            10
                          third curtailment amount.
-------------------------------------------------------------------------------------------------------------------------
CURT_ADJ_AMT_3            The curtailment interest on the third          2       No commas(,) or dollar signs          11
                          curtailment amount, if applicable.                     ($)
-------------------------------------------------------------------------------------------------------------------------

                                       B-6

PIF_AMT                   The loan "paid in full" amount as              2       No commas(,) or dollar signs          11
                          reported by the Servicer.                              ($)
-------------------------------------------------------------------------------------------------------------------------
PIF_DATE                  The paid in full date as reported by the               MM/DD/YYYY                            10
                          Servicer.
-------------------------------------------------------------------------------------------------------------------------
                                                                                 Action Code Key:                       2
ACTION_CODE               The standard FNMA numeric code used to                 15=Bankruptcy, 30=Foreclosure,
                          indicate the default/delinquent status of a            , 60=PIF, 63=Substitution,
                          particular loan.                                       65=Repurchase,70=REO
-------------------------------------------------------------------------------------------------------------------------
INT_ADJ_AMT               The amount of the interest adjustment as       2       No commas(,) or dollar signs          11
                          reported by the Servicer.                              ($)
-------------------------------------------------------------------------------------------------------------------------
SOLDIER_SAILOR_ADJ_AMT    The Soldier and Sailor Adjustment amount,      2       No commas(,) or dollar signs          11
                          if applicable.                                         ($)
-------------------------------------------------------------------------------------------------------------------------
NON_ADV_LOAN_AMT          The Non Recoverable Loan Amount, if            2       No commas(,) or dollar signs          11
                          applicable.                                            ($)
-------------------------------------------------------------------------------------------------------------------------
LOAN_LOSS_AMT             The amount the Servicer is passing as a        2       No commas(,) or dollar signs          11
                          loss, if applicable.                                   ($)
-------------------------------------------------------------------------------------------------------------------------
SCHED_BEG_PRIN_BAL        The scheduled outstanding principal            2       No commas(,) or dollar signs          11
                          amount due at the beginning of the cycle               ($)
                          date to be passed through to investors.
-------------------------------------------------------------------------------------------------------------------------
SCHED_END_PRIN_BAL        The scheduled principal balance due to         2       No commas(,) or dollar signs          11
                          investors at the end of a processing                   ($)
                          cycle.
-------------------------------------------------------------------------------------------------------------------------
SCHED_PRIN_AMT            The scheduled principal amount as              2       No commas(,) or dollar signs          11
                          reported by the Servicer for the current               ($)
                          cycle -- only applicable for
                          Scheduled/Scheduled Loans.
-------------------------------------------------------------------------------------------------------------------------
SCHED_NET_INT             The scheduled gross interest amount less       2       No commas(,) or dollar signs          11
                          the service fee amount for the current                 ($)
                          cycle as reported by the Servicer -- only
                          applicable for Scheduled/Scheduled Loans.
-------------------------------------------------------------------------------------------------------------------------
ACTL_PRIN_AMT             The actual principal amount collected by       2       No commas(,) or dollar signs          11
                          the Servicer for the current reporting                 ($)
                          cycle -- only applicable for
                          Actual/Actual Loans.
-------------------------------------------------------------------------------------------------------------------------
ACTL_NET_INT              The actual gross interest amount less the      2       No commas(,) or dollar signs          11
                          service fee amount for the current                     ($)
                          reporting cycle as reported by the
                          Servicer -- only applicable for
                          Actual/Actual Loans.
-------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ AMT       The penalty amount received when a             2       No commas(,) or dollar signs          11
                          borrower prepays on his loan as reported               ($)
                          by the Servicer.
-------------------------------------------------------------------------------------------------------------------------
PREPAY_PENALTY_ WAIVED    The prepayment penalty amount for the          2       No commas(,) or dollar signs          11
                          loan waived by the servicer.                           ($)
-------------------------------------------------------------------------------------------------------------------------
MOD_DATE                  The Effective Payment Date of the                      MM/DD/YYYY                            10
                          Modification for the loan.
-------------------------------------------------------------------------------------------------------------------------
MOD_TYPE                  The Modification Type.                                 Varchar - value can be alpha          30
                                                                                 or numeric
-------------------------------------------------------------------------------------------------------------------------
DELINQ_P&I_ADVANCE_AMT    The current outstanding principal and          2       No commas(,) or dollar signs          11
                          interest advances made by Servicer.                    ($)
-------------------------------------------------------------------------------------------------------------------------

                                       B-7

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332- INSTRUCTION SHEET

                   The numbers on the form correspond with the numbers listed below.

      Liquidation and Acquisition Expenses:

      1.     The Actual Unpaid Principal Balance of the Mortgage Loan. For
             documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      2.     The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      3.     Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis. For documentation, an Amortization Schedule from date of default through liquidation breaking out the net interest and servicing fees advanced is required.

      4-12.  Complete as applicable. All line entries must be supported by copies of appropriate statements, vouchers, receipts, bills, canceled checks, etc., to document the expense. Entries not properly documented will not be reimbursed to the Servicer.

      13.    The total of lines 1 through 12.

      Credits:

      14-21. Complete as applicable. All line entries must be supported by copies of the appropriate claims forms, EOBs, HUD-1 and/or other proceeds verification, statements, payment checks, etc. to document the credit. If the Mortgage Loan is subject to a Bankruptcy
             Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid
             Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 20.

      22.    The total of lines 14 through 21.

      Please note: For HUD/VA loans, use line (15) for Part A/Initial proceeds and line (16) for Part B/Supplemental proceeds.

                   Total Realized Loss (or Amount of Any Gain)

                                       B-8

      23.    The total derived from subtracting line 22 from 13. If the amount represents a realized gain, show the amount in parenthesis ( ).

                                      B-9

EXHIBIT G-3: CALCULATION OF REALIZED LOSS/GAIN FORM 332

                             WELLS FARGO BANK, N.A.
                        CALCULATION OF REALIZED LOSS/GAIN

Prepared by:  __________________              Date: _______________
Phone:  ______________________  Email Address:_____________________

   ---------------------    -----------------------    -------------------------
   Servicer Loan No.        Servicer Name              Servicer Address

   ---------------------    -----------------------    -------------------------

WELLS FARGO BANK, N.A. Loan No.______________________________________________
Borrower's Name:_____________________________________________________________
Property Address:____________________________________________________________

LIQUIDATION AND ACQUISITION EXPENSES:

(1)     Actual Unpaid Principal Balance of Mortgage Loan    $________________(1)
(2)     Interest accrued at Net Rate                        _________________(2)
(3)     Accrued Servicing Fees                              _________________(3)
(4)     Attorney's Fees                                     _________________(4)
(5)     Taxes                                               _________________(5)
(6)     Property Maintenance                                _________________(6)
(7)     MI/Hazard Insurance Premiums                        _________________(7)
(8)     Utility Expenses                                    _________________(8)
(9)     Appraisal/BPO                                       _________________(9)
(10)    Property Inspections                                ________________(10)
(11)    FC Costs/Other Legal Expenses                       ________________(11)
(12)    Other (itemize)                                     $_______________(12)
                  Cash for Keys________________________     ________________
                  HOA/Condo Fees_______________________     ________________
                  _____________________________________     ________________
                  _____________________________________     ________________
                  TOTAL EXPENSES                           $________________(13)

CREDITS:

(14)    Escrow Balance                                     $________________(14)
(15)    HIP Refund                                         _________________(15)
(16)    Rental Receipts                                    _________________(16)
(17)    Hazard Loss Proceeds                               _________________(17)
(18)    Primary Mortgage Insurance Proceeds                _________________(18)
(19)    Pool Insurance Proceeds                            _________________(19)

                                      B-10

(20)    Proceeds from Sale of Acquired Property            _________________(20)
(21)    Other (itemize)                                    _________________(21)
        _______________________________________________    _________________
        _______________________________________________    _________________
        TOTAL CREDITS                                      $________________(22)

TOTAL REALIZED LOSS (OR AMOUNT OF GAIN)                    $________________(23)

                                      B-11

                                   APPENDIX I

                          Sale and Servicing Agreement

                                [Attached hereto]